IVY FUNDS, INC.

Supplement dated November 3, 2009
to the
Ivy Fixed Income and Money Market Funds Prospectus dated July 31, 2009 and as supplemented October 7, 2009

The following supplements and updates the information in the prospectus for Ivy Fixed Income and Money Market Funds:

The following supplements the Fees and Expenses table for Ivy Municipal Bond Fund:

This table describes the fees and expenses that you may pay if you buy and hold Class I shares of the Fund:

Shareholder Fees
(fees paid directly from your investment)
Class I
---------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	None

Maximum Deferred Sales Charge (Load)
(as a percentage of lesser of amount
invested or redemption value)	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)	2.00%[1]

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Class I
---------
Management Fees[2]	0.52%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[3]	0.38%[4]
Total Annual Fund Operating Expense	0.90%

[1]Shares redeemed or exchanged within fewer than five days of purchase are subject to a 2.00% redemption fee/exchange fee.
2IICO has voluntarily agreed to waive its management fee for any day that the Fund's net assets are less than $25 million, subject to IICO's right to change or modify this waiver.
[3]Includes custodial, legal, transfer agent and subtransfer agent/recordkeeping payments and various other expenses. Payments may be made to third parties (including affiliates of IICO) that provide subtransfer agent, recordkeeping and/or shareholder services in lieu of the transfer agent providing such services. The amount paid for these services will vary depending on the share class and services provided, and typically range from $12 to $20 per year per account.
[4]Other Expenses are based upon estimated amounts for the current fiscal year.

Except as otherwise noted, the information in the Annual Fund Operating Expenses table is based on amounts incurred during the Fund's most recent fiscal year. It is important to understand that a decline in the Fund's average net assets during the current fiscal year due to recent unprecedented market volatility or other factors could cause the Fund's expense ratios for the Fund's current fiscal year to be higher than the expense information presented.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified and then redeem all of your shares at the end of those periods (b) your investment has a 5% return each year, and (c) the expenses remain the same. The costs in this example would be the same whether or not you redeemed all of your shares at the end of these periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$92	$287	$498	$1,108

IVYPROFX-SUPAB
00070272